AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN JNL SERIES TRUST AND JACKSON NATIONAL ASSET MANAGEMENT, LLC


This Amendment is made as of December 15, 2003, between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

WHEREAS, the parties wish to amend the Advisory Agreement; and

WHEREAS, in order to reflect a change in sub-adviser, the names of certain Funds have been changed; and

WHEREAS, in connection with the change in sub-adviser, the advisory fees for the JNL/Curian Enhanced S&P 500 Index Fund, JNL/Curian S&P 500 Index Stock Fund, JNL/Curian S&P 400 Mid Cap Index Fund, JNL/Curian Small Cap Index Fund and JNL/PPM America Money Market Fund will be reduced; and

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 15, 2003, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 15, 2003, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST
JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: _______________________________
By: _______________________________
Name:	Robert A. Fritts
Name:	Mark D. Nerud
Title: 	President and Chief Executive	Officer
Title:	Chief Financial Officer


SCHEDULE A
DATED DECEMBER 15, 2003

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 Mid Cap Index Fund
JNL/Curian Small Cap Index Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund



SCHEDULE B
DATED DECEMBER 15, 2003


Fund
Assets
Advisory Fee(Annual Rate Based on Average Net Assets of each Fund)

JNL/AIM Large Cap Growth Fund
$0 to $300 million		.80%
Over $300 million		.75%

JNL/AIM Premier Equity II Fund
$0 to $300 million		.75%
Over $300 million 		.70%

JNL/AIM Small Cap Growth Fund
$0 to $300 million		.85%
Over $300 million 		.80%

JNL/Alger Growth Fund
$0 to $300 million		.775%
$300 million to $500 million 	.75%
Over $500 million 		.70%

JNL/Alliance Capital Growth Fund
$0 to $250 million		.575%
Over $250 million 		.50%

JNL/Curian Enhanced S&P 500 Stock Index Fund
$0 to $25 million		.57%
Over $25 million 		.52%

JNL/Curian S&P 500 Index Fund
$0 to $500 million          	.29%
Over $500 million 		.24%

JNL/Curian S&P 400 Mid Cap Index Fund
$0 to $500 million		.29%
Over $500 million 		.24%

JNL/Curian Small Cap Index Fund
$0 to $500 million		.29%
Over $500 million 		.24%

JNL/Eagle Core Equity Fund
$0 to $50 million		.70%
$50 million to $300 million 	.65%
Over $300 million 		.55%

JNL/Eagle SmallCap Equity Fund
$0 to $150 million		.75%
$150 million to $500 million 	.70%
Over $500 million 		.65%

JNL/JPMorgan International Value Fund
$0 to $50 million		.775%
$50 million to $200 million	.75%
$200 million to $350 million 	.70%
Over $350 million 		.65%

JNL/Janus Aggressive Growth Fund
$0 to $150 million		.75%
$150 million to $250 million 	.70%
$250 million to $750 million 	.65%
$750 million to $1.5 billion 	.60%
Over $1.5 billion 		.55%

JNL/Janus Balanced Fund
$0 to $250 million		.75%
$250 million to $750 million	.70%
$750 million to $1.5 billion 	.65%
Over $1.5 billion 		.60%

JNL/Janus Capital Growth Fund
$0 to $150 million		.75%
$150 million to $250 million 	.70%
$250 million to $750 million 	.65%
$750 million to $1.5 billion 	.60%
Over $1.5 billion 		.55%

JNL/Janus Global Equities Fund
$0 to $150 million		.80%
$150 million to $300 million 	.75%
Over $300 million 		.70%

JNL/Janus Growth & Income Fund
$0 to $250 million		.75%
$250 million to $750 million 	.70%
$750 million to $1.5 billion 	.65%
Over $1.5 billion 		.60%

JNL/Lazard Mid Cap Value Fund
$0 to $150 million		.775%
$150 million to $300 million 	.725%
Over $300 million 		.70%

JNL/Lazard Small Cap Value Fund
$0 to $50 million		.85%
$50 million to $150 million 	.80%
$150 million to $300 million 	.775%
Over $300 million 		.725%

JNL/Mellon Capital Management International Index Fund
$0 to $500 million		.30%
Over $500 million 		.25%

JNL/Mellon Capital Management Bond Index Fund
$0 to $500 million		.30%
Over $500 million 		.25%

JNL/Oppenheimer Global Growth Fund
$0 to $300 million		.70%
Over $300 million 		.60%

JNL/Oppenheimer Growth Fund
$0 to $300 million		.70%
Over $300 million 		.60%
JNL/PIMCO Total Return Bond Fund
All assets			.50%

JNL/PPM America Balanced Fund
$0 to $50 million		.55%
$50 million to $150 million 	.50%
$150 million to $300 million 	.475%
$300 million to $500 million 	.45%
Over $500 million 		.425%

JNL/PPM America High Yield Bond Fund
$0 to $50 million		.55%
$50 million to $150 million 	.50%
$150 million to $300 million 	.475%
$300 million to $500 million 	.45%
Over $500 million 		.425%

JNL/PPM America Money Market Fund
$0 to $500 million		.30%
Over $500 million 		.25%

JNL/PPM America Value Fund
$0 to $300 million		.55%
$300 million to $500 million 	.50%
Over $500 million 		.45%

JNL/Putnam Equity Fund
$0 to $150 million		.70%
$150 million to $300 million 	.65%
Over $300 million 		.60%

JNL/Putnam International Equity Fund
$0 to $50 million		.90%
$50 million to $150 million 	.85%
$150 million to $300 million 	.80%
$300 million to $500 million 	.75%
Over $500 million 		.70%

JNL/Putnam Midcap Growth Fund
$0 to $300 million		.75%
Over $300 million 		.70%

JNL/Putnam Value Equity Fund
$0 to $150 million		.70%
$150 million to $300 million 	.65%
Over $300 million 		.60%

JNL/S&P Conservative Growth Fund I
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Moderate Growth Fund I
$0 to $500 million		.15%
Over $500 million 		.10%



JNL/S&P Aggressive Growth Fund I
$0 to $500 million		.15%
Over $500 million		.10%

JNL/S&P Very Aggressive Growth Fund I
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Equity Growth Fund I
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Equity Aggressive Growth Fund I
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Conservative Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Moderate Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Aggressive Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Very Aggressive Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Equity Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Equity Aggressive Growth Fund II
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Conservative Growth Fund
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Moderate Growth Fund
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Aggressive Growth Fund
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Core Index 100 Fund
$0 to $500 million		.15%
Over $500 million 		.10%


JNL/S&P Core Index 75 Fund
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/S&P Core Index 50 Fund
$0 to $500 million		.15%
Over $500 million 		.10%

JNL/Salomon Brothers Balanced Fund
$0 to $50 million		.60%
$50 million to $100 million	.55%
Over $100 million 		.50%

JNL/Salomon Brothers Global Bond Fund
$0 to $150 million		.65%
$150 million to $500 million 	.60%
Over $500 million 		.55%

JNL/Salomon Brothers High Yield Bond Fund
$0 to $50 million		.60%
$50 million to $100million 	.55%
Over $100 million 		.50%

JNL/Salomon Brothers U.S. Government & Quality Bond Fund
$0 to $150 million		.50%
$150 million to $300 million 	.45%
$300 million to $500 million 	.40%
Over $500 million 		.35%

JNL/T. Rowe Price Established Growth Fund
$0 to $150 million		.65%
Over $150 million 		.60%

JNL/T. Rowe Price Mid-Cap Growth Fund
$0 to $150 million		.75%
Over $150 million 		.70%

JNL/T. Rowe Price Value Fund
$0 to $300 million		.70%
Over $300 million 		.65%